Tradr 2X Short Innovation Daily ETF
SCHEDULE OF INVESTMENTS
As of June 30, 2024 (Unaudited)

Value
Other Assets in Excess of Liabilities — 100.0%	$113,823,295
TOTAL NET ASSETS — 100.0%	$113,823,295

SWAP CONTRACTS
EQUITY SWAP CONTRACTS

Counterparty	Description	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Cowen	ARK Innovation ETF	Pay	3.07% (OBRF01* - 225bps)	At Maturity	8/6/2024	$(53,698,203)	$-	$7,298,423
Clear Street	ARK Innovation ETF	Pay	3.25% (OBRF01* - 207bps)	At Maturity	6/27/2025	(53,041,480)	-	2,599,993
Goldman Sachs	ARK Innovation ETF	Pay	3.32% (OBRF01* - 200bps)	At Maturity	5/9/2025	(15,678,822)	-	(382,486)
TOTAL EQUITY SWAP CONTRACTS								$9,515,930

*	OBFR01 - Overnight Bank Funding Rate, 5.32% as of June 30, 2024.

Allocation of Portfolio Holdings
Cash**	92%
Swaps	8%
Total	100%

**	Cash, cash equivalents and other assets less liabilities.